EXHIBIT 23.1


                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 9, 2000 included in AppNet's Form 10-K for the year ended December 31, 1999.



                                                 /s/ Arthur Andersen LLP


May 22, 2000